EXHIBIT 99.1 Europe Investor Meetings June 1 - 3, 2016

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC, and CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2015 Form 10-K and 2016 Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

• Overview • Long-Term Growth Update • Financial Update • Summary 3

DTE Energy is a national energy company with deep Michigan roots 4 DTE Gas DTE Electric Headquarters • DTE Energy is a Fortune 300 company • Market cap ~$16 billion • Two utilities serving Michigan • DTE Electric (founded 1886) • DTE Gas (founded 1849) • Non-utility businesses with operations in nearly 20 states • Approximately 10,000 employees • DTE is one of the top contributors to Michigan’s economy • Committed to procure $5 billion in Michigan products and services over the next five years Our Businesses Our Michigan Presence

DTE Energy's growth is driven by strong, stable utilities and complementary non-utility businesses

DTE Energy

Strong, Stable and Growing Utilities

Fully Regulated by Michigan Public Service Commission

~80% of total earnings



DTE Electric

- *Electric generation and distribution*
- *2.2 million customers*



DTE Gas

- *Natural gas transmission, storage and distribution*
- *1.2 million customers*

Complementary Non-Utility Businesses

~20% of total earnings



Gas Storage & Pipelines

- *Transport and store natural gas*
- *4 pipelines, 2 storage sites*



Power & Industrial Projects

- *Own and operate energy related assets*
- *66 sites, 17 states*



Energy Trading

Generates economic value and provide strategic benefits

DTE's earnings are ~95% regulated or contracted, consisting of electric and gas utilities, FERC regulated pipelines and long-term contracted energy projects

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Our business strategy is fundamental to how we create value for our investors 6 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet  Utility growth plan driven by infrastructure investments  Strategic and transparent growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns  Operational excellence and customer satisfaction that are distinctive in our industry  Strong BBB credit rating; grow dividends with earnings

We manage the business through established base, lean and invest plans 7 • We enter each year with prepared “lean” and “invest” plans • Developing three plans allows us to be flexible and adapt to external forces such as weather

Our focus on employees and customers has provided a solid framework for success 8 8  Received Gallup’s Great Work Place Award for the 4th consecutive year  Only utility to be recognized  Top quartile in residential customer satisfaction* for both DTE Electric and DTE Gas  Recognized by Fortune Magazine as one of the world’s most admired companies * J.D. Power 2015 Gas/Electric Utility Residential Customer Satisfaction Study(sm)(large providers). Visit jdpower.com

Our focus on regulatory construct and CI capability has contributed to a solid framework for success 9 9  Regulatory environment in Michigan ranked in 1st tier* * Barclays report March 2016  On track for 10th consecutive year of meeting or exceeding initial operating EPS** guidance  Continuous Improvement (CI) skills drive leadership in cost management among our peers ** Reconciliation to GAAP reported earnings included in the appendix

10 Energy legislation continues to move forward • Recent activity − Senate hearings introduced substitute bills (SB437 and SB438) − Testimony from key stakeholders • Key provisions include − Capacity requirements for all electricity providers − Integrated resource planning pre-approval process − Energy efficiency related incentives and revenue decoupling • 2008 law works well and includes − 10% retail open access cap − Certificate of Need for large capital projects − 12 month final order; 6 month rate case self implementation − 10% renewable portfolio standard Regulatory Structure Fully Regulated Fully Deregulated Michigan

Revitalization of Michigan’s economy continues 11 Top decile in Gross Domestic Product 5 year growth*** Unemployment below national rate 7th most competitive state for job creation**** Most new manufacturing jobs since 2009* Ranked Top 10 in pro-business 50 state rankings** **** Source: Site Selection magazine * Source: State of Michigan website ** Source: Pollina Corporate/Aedi Pro-Business 50 State Rankings *** Source: Bureau of Economic Analysis, real GDP 2009 chained dollars (2009-2014)

$4.82 $2.35 $2.48 $2.62 $2.76 $2.92 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 We remain confident in delivering 5%-6% operating EPS* growth target 12 * Reconciliation to GAAP reported earnings included in the appendix (dollars per share) Operating EPS Dividend Actuals Forecast Dividend per share 5.6% CAGR 2011 – 2015 (Annualized) $3.75 $4.93 5.8% increase Operating EPS 6.5% CAGR 2011 – 2015 Targeting 10th consecutive year meeting or exceeding initial guidance

DTE consistently provides value to its shareholders 13 * Source: Bloomberg (as of 4/30/16) 2009 2010 2011 2012 2013 2014 2015 Annualized Dividend per Share $2.12 $2.92 114% 243% 88% 162% DTE Energy S&P 500 Utilities 10-YR 5-YR Total Shareholder Return* Top quartile (dollars per share) Over 100 consecutive years of paying dividends Total return in top quartile of S&P Utilities for 5 and 10 years

25% 21% 2014 2015 2016-2018E 51% 52% 2014 2015 2016-2018E Leverage* A strong balance sheet remains a key priority to support growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50%- 53% Target 20% + • Target $200 to $300 million total equity issuances over the next 3 years; continue to evaluate current year equity needs • Extended revolving credit facilities through 2021 in April 2016 − $1.6 billion of available liquidity as of March 31, 2016 • Maintain strong balance sheet metrics • FitchRatings 2016 upgrade − DTE Energy unsecured to BBB+ − DTE Electric senior secured to A+ 14 ** Funds from Operations (FFO) is calculated using operating earnings

• Overview • Long-Term Growth Update • Financial Update • Summary 15

~$13 $8.2 Distribution infrastructure, maintenance, new generation $1.6 Base investments, infrastructure renewal, NEXUS related $2.0-$2.6 Gathering investments, NEXUS, pipeline expansions $0.6-$0.9 Cogeneration, on-site energy 2016 – 2020 Current Plan 16 ~$10 2011 – 2015 Actual P&I GSP Gas Electric Distribution and generation infrastructure improvements drive capital investments through 2020 (billions)

Electric generation and infrastructure renewal will significantly increase investment in the decade ahead 32% DTE Electric Investment $8.2 $9.7 2016-2020 2021-2025 $7.1 2011-2015 New generation Distribution infrastructure 17 Maintenance and other projects (billions) ~$18 billion next 10 years The electric company started serving its first customers in 1886

Of the $18 billion investment over the next 10 years, we will invest $6.5 billion on distribution infrastructure 32% 2016-2025 ~$18 Maintenance and other projects New generation Distribution infrastructure DTE Electric Total Investment 18 (billions) • $6.5 billion over next 10 years • Potential to increase to $10.5 billion • Replace aging infrastructure • Address overloaded substations • Enhance technology Customer benefits  Reduce restoration time  Improve reliability  Decrease outages  Create and support Michigan jobs

DTE Electric has already begun to retire its coal-fired generation 2015 - 2016 2017 - 2020 2021 - 2025 2026 - 2030 Coal-fired Generation Retirement Timeline (MW) 19 Total Retirements Note: Estimated amounts. Timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies • Trenton Channel 7 • Trenton Channel 8 • River Rouge 2 2030 Scenario 55% 2015 20% 15% 12.4 25% 15%-30% 15% Nuclear/Other Gas Renewables Coal 10% 30%-45% Electric Capacity Shift (GW) 12 - 13 275 375 1,850 1,000 3,500

We are paving the way for cleaner energy 32% 20 • Retiring less-efficient coal-fired generation • Developing largest utility-owned solar array east of the Mississippi • Purchased 2 natural gas combustion turbine plants • Invested $2 billion in emissions reduction technology • Drove over $2 billion in renewable energy investments • Installed nearly 250 wind turbines Generated/contracted enough electricity from renewable sources to power over 400,000 homes in 2015

Significant emissions reductions have already been achieved and we continue on the path to clean energy 32% 21 2005 2015 2030 CO2 Emissions 16% Reduction 2005 2015 2030 2005 2015 2030 NOX Emissions SO2 Emissions • Emissions reductions are largely due to $2 billion in controls installed at Monroe Power Plant, new technology and reduced reliance on coal-fired generation • In addition, mercury emissions have been reduced 42% since 2005 with 75% reduction expected by 2030 67% Reduction 61% Reduction 40% Reduction 85% Reduction 95% Reduction

Strengthening and expanding our gas infrastructure will reduce leaks and lost gas while creating and supporting Michigan jobs 22 2011-2015 2016-2020 $1.1 $1.6 DTE Gas Investment Base infrastructure Infrastructure renewal NEXUS related (billions) • $200 million through 2017 • Primarily additional compression • Supported by long-term transport agreement with NEXUS • Main renewal • Meter move-out • Pipeline integrity • Transmission • Compression • Distribution • Storage The gas company was formed in 1849 and started lighting the streets of Detroit with gas in 1851

Average Annual Residential Bill* DTE Electric We remain focused on customer affordability 23 $1,223 $1,225 2012 2013 2014 2015 2016E 2017E Average Annual Residential Bill** DTE Gas $910 2012 2013 2014 2015 2016E 2017E 9% Flat ** Assumes normal weather and implementing $180 million rate increase beginning November 2016 * Assumes average usage per year times the average residential rate per year and implementing $344 million rate increase beginning August 2016 (dollars) $830

Gas Storage & Pipelines has an asset portfolio with multiple growth platforms



Michigan Gathering
DTE Gas
DTE Storage
Vector Pipeline
NEXUS Pipeline
Utica Shale
Marcellus Shale
Millennium Pipeline
Bluestone Gathering System
Bluestone Pipeline

Millennium Pipeline (26.25%)	1.0 Bcf/d*

- 0.1 Bcf/d lateral expansion 2Q17
- 0.2 Bcf/d expansion 2H18
- Firm capacity/demand-based contracts

Bluestone Pipeline & Gathering	1.0 Bcf/d*

- Bi-directional pipe
- 0.1 Bcf/d expansion 4Q16
- Firm capacity/demand-based contracts
- Gathering is minimum volume based

NEXUS Pipeline (50%)	1.5 Bcf/d

- 4Q17 in-service
- Firm capacity/demand-based contracts

Vector Pipeline (40%)	1.3 Bcf/d

- Bi-directional pipe
- Firm capacity/demand-based contracts

GSP Gas Storage	91 Bcf

- Strategically located between Chicago and Dawn trading hubs

* Includes expansions

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25 NEXUS project is progressing and originates in the most economical geology in the country • Project on track for 4th quarter 2017 in-service • Recent accomplishments − Increased interconnect agreements from 1.4 Bcf/d to 1.75 Bcf/d − Ordered compressors • Received FERC Notice of Schedule 2nd quarter 2016 • Continue to advance work with FERC and other regulatory agencies Natural Gas LDC Industrial Customer Power Generation Utica Dry Gas Core DTE Gas Vector

0 5 10 15 20 25 30 2010 2015 2020 2025 2016 Forecast Utica / SW Marcellus Supply Growth (Bcf/d) Actuals 2012 Forecast 2013 Forecast 2014 Forecast 2015 Forecast Strong results from the Utica and Marcellus region are increasing expectations for the basin 26 Source: IHS CERA US Shale Basin Economics (NYMEX Gas Price Required for 15% After-Tax IRR) $ / MMBtu $2 $4 $5 $0 Marcellus – NE Core Utica – Dry Gas Utica – Wet Gas Marcellus – SW $3 $1 Source: Credit Suisse February 2016 report

Gas Storage & Pipelines is focused on continued success in pipeline and gathering • Accelerated Marcellus development in 2015 delivered 30% year over year earnings growth • Earnings growth driven by both pipeline and gathering platforms • Assessing investment opportunities given current sector dynamics Near-Term • Current sector dynamics not expected to impact targets • Growth driven by – Further Millennium and Bluestone development – NEXUS project operational and potential expansions – Bolt on acquisitions to complement existing assets Long-Term Operating earnings* 2015 Actual $107 million 2016 Guidance $105-115 million Operating earnings* 2020 Target $170 million Capital investment 2016-2020 $2.0-2.6 billion * Reconciliation to GAAP reported earnings included in the appendix 27

Power & Industrial Projects operates within three distinct business lines in 17 states

DTE Energy

Industrial Energy Services

- On-site utility services for industrial and commercial customers
- Coke and pulverized coal for steel customers


DTW Airport, Michigan

Typical contract 5-20 years

Current duration* ~6+ years

Renewable Energy

- Wood-fired power plants
- Landfill gas to energy projects


Mt. Poso Waste Wood Project, California

Typical contract 10-25 years

Current duration* ~15 years

Reduced Emissions Fuel (REF)

- Projects reduce emissions from coal-fired plants
- Utility contracted


Gallia Fuels Project, Ohio

Current duration ~5 years

* Current duration does not include expected contract extensions

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Power & Industrial Projects is focused on replacing REF earnings over the 5 year outlook • 2016 earnings in line with 2015 actuals • Higher REF earnings offset by lower steel related earnings Near-Term • Grow cogeneration portfolio • Pursue strategic asset acquisitions • Maximize REF opportunities Long-Term Operating earnings* 2015 Actual $95 million 2016 Guidance $90-100 million * Reconciliation to GAAP reported earnings included in the appendix 29 Operating earnings* 2020 target $105 million Capital investment 2016-2020 $0.6-0.9 billion

• Overview • Long-Term Growth Update • Financial Update • Summary 30

We are confident we will achieve our 2016 operating EPS* guidance * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2016 Guidance 2015 Actuals DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $4.80 - $5.05 $4.80 - $5.05 $584 - $600 135 - 141 105 - 115 90 - 100 (50) - (46) $864 - $910 $0 $864 - $910 180 $562 132 107 95 (48) $848 $4.73 $15 $863 179 $4.82 (millions, except EPS) 31

Cash Flow Summary DTE Energy 2016 Cash Flow and Capital Guidance 2015 Actual 2016 Guidance Cash From Operations* $1.9 $1.8 Capital Spending (2.3) (2.7) Free Cash Flow ($0.4) ($0.9) Asset Sales & Other $0.1 $ - Dividends (0.5) (0.5) Net Cash ($0.8) ($1.4) Debt Financing Issuances $1.1 $1.9 Redemptions (0.3) (0.5) Change in Debt $0.8 $1.4 Capital Expenditures Summary (millions) 2015 Actual 2016 Guidance DTE Electric Distribution Infrastructure $579 $610 New Generation 316 150 Maintenance & Other 892 790 $1,787 $1,550 DTE Gas Base Infrastructure $184 $220 NEXUS Related 2 110 Main Replacement** 87 100 $273 $430 Non-Utility $299 $520 – $720 Total $2,359 $2,500 - $2,700 ** Includes Main Renewal / Meter Move-out / Pipeline Integrity 32 (billions) * Includes ~$0.2b and ~$0.1b of equity issued for employee benefit programs in 2015 actuals and 2016 guidance, respectively

• Overview • Long-Term Growth Update • Financial Update • Summary 33

Summary • Confident we will achieve our 2016 operating EPS* guidance... ...extending our streak to 10 consecutive years meeting or exceeding guidance • Utilities continue to invest in infrastructure improvements... ...which will fundamentally renew Michigan’s infrastructure and enhance customer reliability • Non-utility businesses have investment opportunities... ...and will continue to provide growth and portfolio diversity • Continue targeting 5% to 6% operating EPS growth... ...and growing dividends in line with earnings • Balance sheet remains strong... ...providing support for future growth opportunities 34 * Reconciliation to GAAP reported earnings included in the appendix

DTE Energy Investor Relations www.dteenergy.com/investors 001 313 235 8030 35 Contact Us

Appendix

DTE Electric has built/contracted approximately 1,000 megawatts (MW) of renewable energy 37 Wind (908 MW) • Includes owned and contracted • Nearly 250 DTE owned turbines in- service with 30 more expected in 2016 Solar (72 MW) • 26 solar arrays with 5 more in development Landfill Gas (6 MW) • Converts methane gas from landfills to electricity Biomass (17 MW) • Generates electricity from material such as wood

DTE Electric plans $8.2 billion of investments over the next 5 years 2015A 2016E 2017E 2018E 2019E 2020E Distribution infrastructure New generation Maintenance and other projects* 2016E - 2020E Total $14.8B ~$19.8B YE Rate Base** $662M ~$886M Depreciation * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital and rate base associated with surcharges $1,200 $8,200 $3,800 $3,200 $1,787 $1,550 $1,450 $1,700 $1,700 $1,800 38 Targeting 6% - 7% growth (millions)

DTE Gas plans $1.6 billion of investments over the next 5 years 2015A 2016E 2017E 2018E 2019E 2020E 2016E - 2020E Total Base infrastructure Main Replacement* NEXUS related $1,600 $200 $600 $800 $3.3B ~$4.6B - $4.7B YE Rate Base** $102M ~$137M Depreciation ** Includes working capital (millions) $273 $430 $375 $265 $265 $265 39 * Includes main renewal, meter move-out and pipeline integrity Targeting 7% - 8% growth

8.5% 7.1% 5.4% 5.0% 5.0% 2013 2014 2015 2016E 2017E Michigan’s economy continues to improve 40 Source: IHS 15.1 15.8 18.6 21.4 22.6 2013 2014 2015 2016E 2017E Unemployment Rate Housing Start Ups (000s) $407 $414 $419 $425 $432 2013 2014 2015 2016E 2017E Gross State Product (billions) • 4.8% Michigan unemployment rate as of April 2016  Lowest rate in 15 years  Lower than national rate

The Michigan Public Service Commission (MPSC) is the state regulator for electric and gas utilities 41 Source: State of Michigan website - www.michigan.gov • The MPSC establishes fair and reasonable rates and administers terms and conditions of service for Michigan’s utility customers • The MPSC is composed of three members appointed by the Governor with the advice and confirmation of the Senate (currently there is one vacant position) • Commissioners are appointed to serve staggered six-year terms • One commissioner is designated as chairman by the Governor Sally Talberg Chair Appointed: 7/3/13 Term Ends: 7/2/19 Norm Saari Commissioner Appointed: 8/2/15 Term Ends: 7/2/21 TBD • In January 2016, Michigan Governor Rick Snyder appointed Sally Talberg as chair of the MPSC, replacing the previous chair John Quackenbush • Mr. Quackenbush’s replacement on the commission will be announced at a later date

Approved by MPSC on December 11, 2015 Filed December 18, 2015 Filed February 1, 2016 DTE Electric Rate Case 2014 DTE Gas Rate Case 2015 DTE Electric Rate Case 2016 DTE rate case highlights • Rate recovery: $243 million • Test year: July 1, 2015 to June 30, 2016 • Return on Equity: 10.3% • Cost of Capital: 5.70% • Capital Structure: 50% debt, 50% equity • Rate Base: $13.4 billion • Requested rate recovery: $183 million • Test year: November 1, 2016 to October 31, 2017 • Filed for self implementation of $144 million ($103 million net of IRM) • Self implementation: on or after November 1, 2016 • Return on Equity: 10.75% • Cost of Capital: 6.04% • Capital Structure: 52% equity, 48% debt • Rate Base: $3.7 billion • Last rate case order December 2012 • Requested rate recovery: $344 million • Test year: August 1, 2016 to July 31, 2017 • Staff/Intervenor testimony: July 2016 • Self implementation: on or after August 1, 2016 • Return on Equity: 10.5% • Cost of Capital: 5.71% • Capital Structure: 50% debt, 50% equity • Rate Base: $14.5 billion 42

Interconnect agreements provide strong support on the NEXUS path up to 1.75 Bcf/d 43

2011 – 2015 Full Year Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)					EPS				
	2011	2012	2013	2014	2015	2011	2012	2013	2014	2015
DTE Energy Reported Earnings	$ 711	$ 610	$ 661	$ 905	$ 727	$4.18	$3.55	$3.76	$5.10	$4.05
DTE Electric										
Fermi 1 asset retirement obligation	9					0.05				
2011/2012 PSCR disallowance					12					0.07
Tree trimming disallowance					8					0.05
DTE Gas										
Gas Storage & Pipelines										
Power & Industrial Projects										
Coke oven gas settlement		7					0.04			
Chicago Fuels terminal sale		2					0.01			
Pet coke mill impairment		1					0.01			
Asset impairment			4					0.02		
Contract termination					10					0.05
Plant closure					69					0.39
Energy Trading										
Certain mark-to-market transactions			55	(102)	47			0.31	(0.57)	0.26
Natural gas pipeline refund					(10)					(0.05)
Corporate & Other										
Michigan corporate income tax adj.	(87)					(0.50)				
Investment impairment				5					0.03	
NY state tax law change				8					0.04	
Unconventional Gas										
Discontinued operations	3	56				0.02	0.33			
DTE Energy Operating Earnings	$ 636	$ 676	$ 720	$ 816	$ 863	$3.75	$3.94	$4.09	$4.60	$4.82

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Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2011 and 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 45